CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:

MANAGERS TRUST I - MANAGERS FREMONT GLOBAL FUND,

MANAGERS INTERNATIONAL GROWTH FUND, MANAGERS

STRUCTURED CORE FUND, MANAGERS SMALL CAP FUND,

MANAGERS FREMONT MICRO-CAP FUND, MANAGERS FREMONT

INSTITUIONAL MICRO-CAP FUND, MANAGERS REAL ESTATE

FUND, MANAGERS FREMONT BOND FUND, MANAGERS CALIFORNIA

INTERMEDIATE TAX-FREE FUND & FREMONT MONEY MARKET FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: January 3, 2006	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz
President

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:

MANAGERS TRUST I - MANAGERS FREMONT GLOBAL FUND,

MANAGERS INTERNATIONAL GROWTH FUND, MANAGERS

STRUCTURED CORE FUND, MANAGERS SMALL CAP FUND,

MANAGERS FREMONT MICRO-CAP FUND, MANAGERS FREMONT

INSTITUIONAL MICRO-CAP FUND, MANAGERS REAL ESTATE

FUND, MANAGERS FREMONT BOND FUND, MANAGERS CALIFORNIA

INTERMEDIATE TAX-FREE FUND & FREMONT MONEY MARKET FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: January 3, 2006	/s/ BRUCE M. ARONOW
Bruce M. Aronow
Chief Financial Officer